UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22895

Capitol Series Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: January 31

Date of reporting period: January 31, 2020

Item 1. Reports to Stockholders.

REYNDERS, MCVEIGH
CORE EQUITY FUND

Institutional Shares – ESGEX

Annual Report
January 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling Shareholder Services at (800) 950-6868. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Reynders, McVeigh Capital Management, LLC
121 High Street, 4th Floor
Boston, MA 02110
(800) 950-6868

Portfolio Managers’ Letter to Shareholders (Unaudited)

Our firm is excited to manage the Reynders, McVeigh Core Equity Fund as it provides the opportunity to share our three main principles of investing with the public. Our first principle is that companies that are financially strong and consistently increase the dividend provide the foundation of an investment portfolio. Second is that companies with innovative technology can disrupt industries, while benefitting both shareholders and society. Thirdly, we believe that the analysis of a company’s environmental, social, and governance (ESG) attributes is crucial in our efforts to gain a deeper understanding of liabilities that can impact operating performance.

Since the founding of Reynders, McVeigh Capital Management in 2005, our firm has worked to show that the integration of ESG values with disciplined financial research can provide good long-term performance. While this strategy was first ignored and then ridiculed by the media, our firm now finds that it is being accepted as a winning strategy.

Our firm’s approach to ESG investing excludes certain sectors such as firearms, fossil fuel, and tobacco. However, our belief is that simply excluding certain industries does not, in itself, represent a complete investment discipline. Our investment approach also demands that capital be directed into important social themes that will have positive impacts and that we analyze each company not only through fundamental economic factors, but also through environmental, social, and governance lenses that help us understand company liabilities in a deeper way.

The focus on ESG has led to the Reynders, McVeigh Core Equity Fund holding numerous investments that may not be household names. Holdings include BillerudKorsnas (which makes paper-based packaging that can replace plastic packaging), Ormat (the largest operator of geothermal power plants in the United States), Orsted (the world’s largest operator of offshore wind farms), and Tomra (which makes reverse vending machines that collect bottles and cans for recycling).

The U.S. stock market increased in 2019 as the country’s GDP continues to grow, and unemployment remains low. However, fears of coronavirus emanating from China led to the S&P 500 being relatively flat in the first month of 2020. The spread of coronavirus not only impacts companies looking to sell in China, it also disrupts global supply chains since approximately 30% of global manufacturing occurs in China.

The Fund trimmed positions in many technology holdings at the beginning of 2020 since the valuations of these companies allow little room for downside surprises whether from trade wars or coronavirus. Despite recent trims, the Fund is still overweight technology compared to the MSCI World Index* due to the premise that society’s technological advancements are growing exponentially. The future could bring driverless cars, increased automation, and lightning fast wireless networks. The Fund is also overweight in health care due to the aging population. However, the Fund is not invested heavily in traditional pharmaceutical companies. Our firm shares in the concern that drug prices in the United States may need to be examined.

Portfolio Managers’ Letter to Shareholders (Unaudited) (continued)

Since the Fund’s inception on March 29, 2019, the Reynders, McVeigh Core Equity Fund returned 13.54% compared to 12.81% for the MSCI World Index.

The largest gains in the Fund were attributable to Teladoc and Mastercard. Teladoc should benefit as the public increasingly uses virtual healthcare, consulting with healthcare professionals through a video chat, to diagnose ailments. Consultation with a medical professional via video chat offers better convenience for the patient and should save money compared to visiting a doctor’s office or an emergency room. Our firm notes a name such as Mastercard might not resonate with the general public as having ESG qualities. However, carrying plastic instead of cash deters criminals and helps prevent merchants from losing money due to employee theft. There are people who believe card transactions burden merchants with high fees, but a recent analysis by Bloomberg said card networks keep only $0.13 in fees on a typical $100 transaction, most of the fees go to the banks.

The laggards in the Fund were Xilinx and American Eagle. Xilinx sells semiconductors and has been hurt as the United States placed restrictions on selling equipment to Huawei, a Chinese provider of telecom equipment. American Eagle’s stock has suffered in a difficult retail environment. However, our firm remains attracted to American Eagle’s Aerie brand, which in their advertising promotes body positivity by using female models of all sizes without retouching images.

Reynders, McVeigh continues to search for financially sound, well-run companies that make a positive contribution to society. It is our sincere belief that these types of companies can serve as the foundation for an investor’s equity portfolio.

Thank you for your trust.

Patrick McVeigh
Charlton Reynders, III
Eric Shrayer, CFA, CFP®
Managers for the Reynders, McVeigh Core Equity Fund

*

The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Investment Results (Unaudited)

Average Annual Total Returns(a) as of January 31, 2020

Since Inception 03/29/2019
Reynders, McVeigh Core Equity Fund - Institutional Shares	13.54%
MSCI World Index(b)	12.81%

Expense Ratios(c)
Institutional Shares
Gross	1.44%
With Applicable Waivers	1.01%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Reynders, McVeigh Equity Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 950-6868.

(a) Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for less than one year are not annualized.

(b) The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently, the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees and expenses, whereas the Fund’s returns are shown net of fees. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c) The expense ratio as disclosed in the Fund’s prospectus dated December 9, 2018, is based on estimated amounts for the current fiscal year. Reynders, McVeigh Capital Management, LLC, the Fund’s adviser (the “Adviser”), has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 1.00% of the Fund’s average daily net assets through May 31, 2021 (the “Expense Limitation”). Subsequent to February 28, 2020, the expense limitation was reduced to 0.95%. The Expense Limitation is expected to roll over from year to year thereafter. During any fiscal year that the Investment Advisory Agreement between the Adviser and Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may be terminated by the Board at any time. The Institutional Shares Expense Ratio does not correlate to the corresponding ratio of expenses to average net assets included in the financial highlights section of this report, which reflects the operating expenses of the Fund, but does not include acquired fund fees and expenses. Additional information pertaining to the Fund’s expense ratios as of January 31, 2020, can be found in the financial highlights.

Investment Results (Unaudited) (continued)

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Reynders, McVeigh Core Equity Fund - Institutional Shares and the MSCI World Index.

The chart above assumes an initial investment of $10,000 made on March 29, 2019 (commencement of operations) and held through January 31, 2020. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 950-6868. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Portfolio Illustration (Unaudited)

January 31, 2020

The following chart gives a visual breakdown of the Fund’s holdings as a percentage of net assets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, or an as exhibit to its reports on Form N-Q’s successor form, Form N-PORT, within sixty days after the end of the period. The Fund’s portfolio holdings are available at the SEC’s website at www.sec.gov.

Reynders, McVeigh Core Equity Fund
Schedule of Investments

January 31, 2020

	Shares	Fair Value
COMMON STOCKS — 97.98%

Denmark — 6.03%
Health Care — 1.92%
Novo Nordisk A/S, Class B - ADR	7,369	$448,256

Materials — 1.91%
Novozymes A/S, Class B(a)	8,704	447,951

Utilities — 2.20%
Orsted A/S(a)	4,729	515,225

Total Denmark		1,411,432

France — 3.61%
Consumer Staples — 1.59%
L’Oreal SA	1,352	372,746

Information Technology — 2.02%
Capgemini SE(a)	3,750	472,125

Total France		844,871

Ireland — 2.99%
Consumer Staples — 2.99%
Kerry Group plc	5,444	700,915

Japan — 2.76%
Consumer Discretionary — 2.76%
Panasonic Corporation - ADR	64,886	646,913

Netherlands — 3.27%
Materials — 3.27%
Koninklijke DSM N.V.	6,268	766,576

Norway — 1.93%
Industrials — 1.93%
Tomra Systems ASA	15,291	451,849

Sweden — 2.32%
Materials — 2.32%
BillerudKorsnas AB(a)	41,630	543,272

Switzerland — 0.42%
Health Care — 0.42%
CRISPR Therapeutics AG(a)	1,900	98,705

See accompanying notes which are an integral part of these financial statements.	7

Reynders, McVeigh Core Equity Fund
Schedule of Investments (continued)

January 31, 2020

	Shares	Fair Value
COMMON STOCKS — 97.98% - continued

United Kingdom — 4.20%
Consumer Staples — 2.18%
Unilever plc - ADR	8,545	$510,735

Information Technology — 2.02%
Halma plc	16,999	472,742

Total United Kingdom		983,477

United States — 70.45%
Communication Services — 7.44%
Alphabet, Inc., Class C(a)	479	686,996
New York Times Company (The), Class A	11,533	369,171
Walt Disney Company (The)	4,950	684,635
		1,740,802
Consumer Discretionary — 1.98%
NIKE, Inc., Class B	4,820	464,166

Financials — 5.33%
Amalgamated Bank, Class A	22,617	389,917
First Republic Bank	3,800	421,344
MarketAxess Holdings, Inc.	1,230	435,641
		1,246,902
Health Care — 19.70%
Abbott Laboratories	8,312	724,308
Becton, Dickinson and Company	2,677	736,656
CVS Health Corporation	9,600	651,072
Danaher Corporation	4,299	691,580
Envista Holdings Corporation(a)	15,213	450,153
Frequency Therapeutics, Inc.(a)	15,000	358,650
Illumina, Inc.(a)	1,214	352,145
Teladoc Health, Inc.(a)	6,345	645,350
		4,609,914
Industrials — 7.62%
Canadian National Railway Company	7,060	659,686
Rockwell Automation, Inc.	3,701	709,334
Xylem, Inc.	5,083	415,078
		1,784,098
Information Technology — 21.51%
Amphenol Corporation, Class A	3,450	343,172
Analog Devices, Inc.	5,744	630,404
Apple, Inc.	1,960	606,640
Fiserv, Inc.(a)	4,584	543,708
Mastercard, Inc., Class A	2,914	920,649

8	See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund
Schedule of Investments (continued)

January 31, 2020

	Shares	Fair Value
COMMON STOCKS — 97.98% - continued

Information Technology — 21.51% - continued
Microsoft Corporation	2,800	$476,644
NVIDIA Corporation	2,417	571,451
PayPal Holdings, Inc.(a)	4,167	474,580
Xilinx, Inc.	5,541	468,104
		5,035,352
Materials — 2.50%
AptarGroup, Inc.	5,058	584,250

Real Estate — 2.20%
Redfin Corporation(a)	21,184	515,407

Utilities — 2.17%
Ormat Technologies, Inc.	6,417	508,611

Total United States		16,489,502

Total Common Stocks (Cost $20,473,443)		$22,937,512

	Principal Amount	Fair Value
CERTIFICATES OF DEPOSIT — 0.21%
Self-Help Federal Credit Union, 1.90%, 12/20/2021	$50,000	$50,201

Total Certificates of Deposit (Cost $50,000)		50,201

	Shares
MONEY MARKET FUNDS — 3.05%
Federated Treasury Obligations Fund, Institutional Class, 1.23%(b)	713,329	713,329

Total Money Market Funds (Cost $713,329)		713,329

Total Investments — 101.24% (Cost $21,236,772)		23,701,042

Liabilities in Excess of Other Assets — (1.24)%		(291,085)

NET ASSETS — 100.00%		$23,409,957

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of January 31, 2020.

ADR - American Depositary Receipt.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.	9

Reynders, McVeigh Core Equity Fund
Statement of Assets and Liabilities

January 31, 2020

Assets
Investments in securities at fair value (cost $21,236,772)	$23,701,042
Receivable for fund shares sold	5,000
Dividends and interest receivable	12,938
Deferred offering costs	3,436
Prepaid expenses	1,265
Total Assets	23,723,681
Liabilities
Payable for investments purchased	247,301
Payable to Adviser	12,506
Payable to Administrator	12,730
Other accrued expenses	41,187
Total Liabilities	313,724
Net Assets	$23,409,957
Net Assets consist of:
Paid-in capital	20,995,563
Accumulated earnings	2,414,394
Net Assets	$23,409,957
Institutional Shares:
Shares outstanding (unlimited number of shares authorized, no par value)	2,064,885
Net asset value, offering and redemption price per share	$11.34

10	See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund
Statement of Operations

For the period ended January 31, 2020(a)

Investment Income:
Dividend income (net of foreign taxes withheld of $9,367)	$177,032
Interest income	108
Total investment income	177,140
Expenses:
Investment Adviser	117,253
Offering	29,691
Custodian	29,600
Organizational	25,742
Fund accounting	23,501
Administration	20,000
Audit and tax preparation	16,250
Legal	13,052
Transfer agent	10,001
Compliance services	10,001
Trustee	9,943
Report printing	7,665
Registration	1,713
Pricing	1,497
Interest	17
Miscellaneous	20,095
Total expenses	336,021
Fees contractually waived and expenses reimbursed by Adviser	(179,535)
Net operating expenses	156,486
Net investment income	20,654
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(42,711)
Net realized gain on foreign currency translations	5
Net change in unrealized appreciation/(depreciation) of investment securities and foreign currency translations	2,464,293
Net realized and change in unrealized gain on investments	2,421,587
Net increase in net assets resulting from operations	$2,442,241

(a)	For the period March 29, 2019 (commencement of operations) to January 31, 2020.

See accompanying notes which are an integral part of these financial statements.	11

Reynders, McVeigh Core Equity Fund
Statement of Changes in Net Assets

For the Period Ended January 31, 2020(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$20,654
Net realized loss on investment securities transactions and foreign currency translations	(42,706)
Net change in unrealized appreciation/(depreciation) of investment securities and foreign currency translations	2,464,293
Net increase in net assets resulting from operations	2,442,241
Distributions to Shareholders from Earnings:
Institutional Shares	(28,022)
Total distributions	(28,022)
Capital Transactions – Institutional Shares
Proceeds from shares sold	21,626,806
Reinvestment of distributions	27,809
Amount paid for shares redeemed	(658,877)
Total Institutional Shares	20,995,738
Net increase in net assets resulting from capital transactions	20,995,738
Total Increase in Net Assets	23,409,957
Net Assets
Beginning of period	—
End of period	$23,409,957
Share Transactions - Institutional Shares
Shares sold	2,125,355
Shares issued in reinvestment of distributions	2,474
Shares redeemed	(62,944)
Total Institutional Shares	2,064,885

(a)	For the period March 29, 2019 (commencement of operations) to January 31, 2020.

12	See accompanying notes which are an integral part of these financial statements.

Reynders, McVeigh Core Equity Fund - Institutional Class
Financial Highlights

(For a share outstanding during the period)

	For the Period Ended January 31, 2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income	0.01
Net realized and unrealized gain on investments	1.34
Total from investment operations	1.35
Less distributions to shareholders from:
Net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$11.34
Total Return(b)	13.54	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$23,410
Ratio of net expenses to average net assets	1.00	%(d)
Ratio of expenses to average net assets before waiver	2.15	%(d)
Ratio of net investment income to average net assets	0.13	%(d)
Portfolio turnover rate(d)	13	%(c)

(a)	For the period March 29, 2019 (commencement of operations) to January 31, 2020.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.	13

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements

January 31, 2020

NOTE 1. ORGANIZATION

Reynders, McVeigh Core Equity Fund (the “Fund”) was organized as a diversified series of Capitol Series Trust (the “Trust”) on September 19, 2018. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Reynders, McVeigh Capital Management, LLC (the “Adviser”). The investment objective of the Fund is to seek capital preservation and long-term capital growth.

The Fund currently offers one class of shares: Institutional Shares. The Fund commenced operations on March 29, 2019. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)

January 31, 2020

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in the tax year that remain subject to examination by all major tax jurisdictions, including federal, and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Discounts and premiums on fixed income securities purchased are amortized or accreted over the life of the respective securities using the effective interest method.

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)

January 31, 2020

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the period March 29, 2019 (commencement of operations) through January 31, 2020, the Fund made the following reclassifications to increase (decrease) the components of net assets, which were due primarily to return of capital adjustments:

Paid-In Capital	Accumulated Earnings (Deficit)
$(175)	$175

Organization and Offering Costs – The Adviser advanced some of the Fund’s organization and initial offering costs and was subsequently reimbursed by the Fund. Costs of $57,809 incurred in connection with the organization, offering and initial registration of the Fund have been deferred and are being amortized on a straight-line basis over the first twelve months after commencement of operations. There were $3,436 in unamortized offering costs remaining as of January 31, 2020.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)

January 31, 2020

independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities. Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities.

In the event that market quotations are not readily available, the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Trust’s Valuation Committee, based

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)

January 31, 2020

on recommendations from a pricing committee comprised of certain officers of the Trust, certain employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Portfolio Valuation Procedures, the Pricing Review Committee, in making its recommendations, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2020:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$21,784,748	$1,152,764	$—	$22,937,512
Certificates of Deposit	—	50,201	—	50,201
Money Market Funds	713,329	—	—	713,329
Total	$22,498,077	$1,202,965	$—	$23,701,042

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)

January 31, 2020

daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. For the period March 29, 2019 (commencement of operations) through January 31, 2020, the Adviser earned fees of $117,253 from the Fund. At January 31, 2020, the Fund owed the Adviser $12,506.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 1.00% of the Fund’s average daily net assets through May 31, 2021 (the “Expense Limitation”). Subsequent to February 28, 2020, the expense limitation was reduced to 0.95%. The Expense Limitation is expected to roll over from year to year thereafter. During any fiscal year that the Investment Advisory Agreement between the Adviser and Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may be terminated by the Board at any time. As of January 31, 2020, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount as follows:

Recoverable through
January 31, 2023	$179,535

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration, compliance, fund accounting and transfer agent services, including all regulatory reporting. For the period from March 29, 2019 (commencement of operations) through January 31, 2020, the Administrator earned fees of $20,000 for administration services, $10,001 for compliance services, $23,501 for fund accounting services, and $10,001 for transfer agent services. At January 31, 2020, the Fund owed the Administrator $12,730 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (“1940 Act”), as amended, each receives an annual retainer of $500 per Fund and $500 per Fund for each quarterly

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)

January 31, 2020

in-person Board meeting. Effective January 1, 2020, the annual retainer increased to $1,000 per Fund. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers and one trustee of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiaries of the Administrator.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the period March 29, 2019 (commencement of operations) through January 31, 2020, purchases and sales of investment securities, other than short-term investments, were $23,131,500 and $2,565,294, respectively.

There were no purchases or sales of long-term U.S. government obligations during the period March 29, 2019 (commencement of operations) through January 31, 2020.

NOTE 6. FEDERAL TAX INFORMATION

At January 31, 2020, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$2,801,418
Gross unrealized depreciation	(337,148)
Net unrealized appreciation/(depreciation) on investments	$2,464,270
Tax cost of investments	$21,236,772

The tax character of distributions paid for the period from March 29, 2019 (commencement of operations) through January 31, 2020 was as follows:

Distributions paid from:
Ordinary income(a)	$28,022
Total distributions paid	$28,022

(a)	Short term capital gain distributions are treated as ordinary income for tax purposes.

At January 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(49,899)
Unrealized appreciation on investments	2,464,293
Total accumulated earnings	$2,414,394

Reynders, McVeigh Core Equity Fund
Notes to the Financial Statements (continued)

January 31, 2020

As of January 31, 2020, the Fund had available for tax purposes an unused capital loss carryforward of $15,694 of short-term capital losses with no expiration, which is available to offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.

Certain qualified losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended January 31, 2020, the Fund deferred post October qualified losses and qualified late year ordinary losses in the amount of $27,017 and $7,188, respectively.

NOTE 7. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of January 31, 2020, the Fund had 25.55% of the value of their net assets invested in securities within the Information Technology sector.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Reynders, McVeigh Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Reynders, McVeigh Core Equity Fund (the “Fund”) (one of the funds constituting Capitol Series Trust (the “Trust”)), including the schedule of investments, as of January 31, 2020, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period March 29, 2019 (commencement of operations) through January 31, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Capitol Series Trust) at January 31, 2020, the results of its operations, the changes in its net assets, and its financial highlights for the period March 29, 2019 (commencement of operations) through January 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not

Report of Independent Registered Public Accounting Firm

(continued)

received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

Cincinnati, Ohio
March 26, 2020

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2019 through January 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning Account Value August 1, 2019	Ending Account Value January 31, 2020	Expenses Paid During Period(a)	Annualized Expense Ratio
Reynders, McVeigh Core Equity Fund
Institutional Shares	Actual	$ 1,000.00	$ 1,085.50	$ 5.26	1.00%
	Hypothetical(b)	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2020 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78, death, resignation or removal. Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 15 series.

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Robert G. Dorsey* Age: 62 TRUSTEE Began Serving: March 2017

Principal Occupation(s): Vice Chairman of Ultimus Fund Solutions, LLC and its subsidiaries, except as otherwise noted for the FINRA-regulated broker-dealer entities (February 2019 to present); Interested Trustee of Ultimus Managers Trust (February 2012 to present).

Previous Position(s): Managing Director and Co-Chief Executive Officer of Ultimus Fund Solutions, LLC (1999 to February 2019); President of Ultimus Fund Distributors, LLC (1999 to 2018); President of Ultimus Managers Trust (February 2012 to October 2013).

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Davis Age: 67 TRUSTEE Began Serving: July 2018

Principal Occupations(s): Consultant (government services) since May 2011.

Previous Position(s): Retired Partner of PricewaterhouseCoopers LLP (1974-2010); Consultant, Board of Trustees of Ultimus Managers Trust (2016 to 2019) and Former Trustee of Ultimus Managers Trust (2012 to 2016).

Trustees and Officers (Unaudited) (continued)

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Age: 74 TRUSTEE AND CHAIR Began Serving: November 2013

Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present).

Previous Position(s): Chief Financial Officer, East West Private, LLC (consulting firm) (2009 to 2013).

Lori Kaiser Age: 56 TRUSTEE Began Serving: July 2018	Principal Occupations(s): Founder and CEO, Kaiser Consulting since 1992.
Janet Smith Meeks Age: 64 TRUSTEE Began Serving: July 2018

Principal Occupations(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Mary M. Morrow Age: 61 TRUSTEE Began Serving: November 2013

Principal Occupations(s): Chief Operating Officer, Dignity Health Managed Services Organization (October 2018 to present).

Previous Position(s): Consultant (managed care services) (April 2018 to September 2018); Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (November 2016 to April 2018); Vice President, Strategic Initiatives, Gateway Heath (January 2015 to November 2016); Consulting Practice Manager, DST Health Solutions (August 2010 to January 2015).

Trustees and Officers (Unaudited) (continued)

Officers. The following table provides information regarding the Officers.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Age: 43 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015).

Zachary P. Richmond Age: 39 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015).

Martin R. Dean Age: 55 INTERIM CHIEF COMPLIANCE OFFICER Began Serving: May 2019

Principal Occupation(s): Vice President, Director of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to present).

Previous Position(s): Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (July 2013 to December 2015).

Matthew J. Beck Age: 30 SECRETARY Began Serving: September 2018

Principal Occupation(s): Senior Attorney, Ultimus Fund Solutions, LLC (May 2018 to present).

Previous Position(s): Chief Compliance Officer, OBP Capital, LLC (May 2015 to May 2018); Vice President and General Counsel, The Nottingham Company (July 2014 to May 2018).

FACTS	WHAT DOES REYNDERS, MCVEIGH CORE EQUITY FUND (THE “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 950-6868

Who we are
Who is providing this notice?	Reynders, McVeigh Core Equity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account or provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes — information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Reynders, McVeigh Capital Management, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund doesn’t jointly market.

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OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 950-6868 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 950-6868 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Walter B. Grimm, Chairman
John C. Davis
Robert G. Dorsey
Lori Kaiser
Janet Smith Meeks
Mary M. Morrow

OFFICERS

Matthew J. Miller, Chief Executive Officer and President
Zachary P. Richmond, Chief Financial Officer and Treasurer
Martin R. Dean, Chief Compliance Officer

Matthew J. Beck, Secretary

INVESTMENT ADVISER

Reynders, McVeigh Capital Management, LLC
121 High Street, 4th Floor
Boston, MA 02110

DISTRIBUTOR

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
221 East 4th Street, Suite 2900
Cincinnati, OH 45202

LEGAL COUNSEL

Bernstein Shur
100 Middle Street, 6th Floor
Portland, ME 04104

CUSTODIAN

Huntington National Bank
41 South High Street
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least two audit committee financial experts serving on its audit committee.

(a)(2) The audit committee financial experts are Lori Kaiser and John C. Davis, who are both “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Reynders, McVeigh Core Equity Fund:	FY 2020	$11,550

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Reynders, McVeigh Core Equity Fund:	FY 2020	$0

c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Reynders, McVeigh Core Equity Fund:	FY 2020	$3,700

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Reynders, McVeigh Core Equity Fund:	FY 2020	$0

(e)(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2020	$3,700	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6.	Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code is filed herewith.

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not applicable.

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Capitol Series Trust

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date:	3/26/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date:	3/26/2020

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Chief Financial Officer

Date	3/26/2020